                                  Exhibit 24.01
                                 THE 3DO COMPANY
                                POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints James Alan Cook and John Adams, and each of them acting individually, as such person's lawful attorneys-in-fact for him, each with full power of substitution, for such person, in any and all capacities, to sign any and all amendments to The 3DO Company's Report on Form 10-K for the fiscal year ending March 31, 1999, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed by the following persons on behalf of the Registrant in the capacities and on the dates indicated:



           SIGNATURE                                    TITLE                               DATE
           ---------                                    -----                               ----
/S/  WILLIAM M. HAWKINS, III               Chairman of the Board of Directors and      June 17, 1999
-----------------------------------        Chief Executive Officer
William M. Hawkins, III                    (Principal Executive Officer)

/S/  JOHN ADAMS                            Chief Financial Officer                     June 17, 1999
-----------------------------------        (Principal Financial Officer and
John Adams                                 Principal Accounting Officer)

/S/  WILLIAM A. HALL                       Director                                    June 17, 1999
-----------------------------------
William A. Hall

/S/  HUGH C. MARTIN                        Director                                    June 17, 1999
-----------------------------------
Hugh C. Martin

/S/  H. WILLIAM JESSE, JR.                 Director                                    June 17, 1999
-----------------------------------
H. William Jesse, Jr.